OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2022
Other Investments [Abstract]
OTHER INVESTMENTS
19	OTHER INVESTMENTS

In connection with the Spin-off of Grindrod Shipping Pte Limited (‘GSPL’) and Grindrod Shipping (SA) (Pty) Limited (‘GSSA’) from Grindrod Limited, Grindrod Limited (former Parent), GSSA and the trustees to the Grindrod Pension Fund (Fund), a defined benefit pension plan operated by Grindrod Limited, resolved that GSSA should be included as a second participating employer of this fund and GSSA will be allocated 40% of the pension surplus which was subject to regulatory approval before this could be enacted.

On 7 October 2020, the relevant regulatory approval was obtained and accordingly effective on the 31 December 2020, GSSA was included in the Fund as the second employer. US$3,150,000 (Rands 46,054,000) was transferred from Grindrod Limited’s employer surplus account to the GSSA employer surplus account established within the Fund. GSSA will not contribute to the fund in respect of the fund employees and the employer surplus account is only available for use in accordance with the Rules of the Fund.

The employer surplus was initially valued at US$3,150,000 based on the quoted market prices in the active markets. Subsequent fair value change in respect of the allocated fund assets are recorded as a component of other comprehensive income.

The amounts recognised in the annual financial statements in this respect are as follows:

	2022	2021
	US$’000	US$’000

Recognised asset at 1 January	3,730	3,150

Interest income	442	-
Recognised in other comprehensive income in the current year	(207)	835
Translation	(251)	(255)

Present value of other investment at 31 December	3,714	3,730

The principal actuarial assumptions applied in the determination of fair values include:
Discount rate (p.a.)	12.2%	13.7%